Exhibit 99.1

Investor Presentation November 2023 1

2 The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . All statements other than statements of historical facts contained in this press release are "forward - looking statements," which may often, but not always, be identified by the use of such words as "may," "might," "will," "will likely result," "would," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or the negative of such terms or other similar expressions . These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including : the Company's reliance on one key customer for a substantial percentage of its revenue ; the Company's ability to consummate any proposed financing, acquisition, spin - out, special dividend, merger, distribution or transaction, including the proposed spin - out and special dividend of the Company’s pay - per - view business, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin - out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; the Company's ability to continue as a going concern ; the Company's ability to attract, maintain and increase the number of its users and paid members ; the Company identifying, acquiring, securing and developing content ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company's ability to maintain compliance with certain financial and other covenants ; the Company successfully implementing its growth strategy, including relating to its technology platforms and applications ; management's relationships with industry stakeholders ; the effects of the global Covid - 19 pandemic ; uncertain and unfavorable outcomes in legal proceedings ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of the Company's subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in the Company's Annual Report on Form 10 - K for the fiscal year ended March 31 , 2023 , filed with the U . S . Securities and Exchange Commission (the "SEC") on June 29 , 2023 , Quarterly Report on Form 10 - Q for the fiscal quarter ended June 30 , 2023 , filed with the SEC on August 15 , 2023 , and in the Company's other filings and submissions with the SEC . These forward - looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements, except as may be required by law . The Company intends that all forward - looking statements be subject to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 . This presentation speaks as of November 14 , 2023 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . Legal Disclaimer

An award - winning, creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. 3 We give fans, brands, and bands the best seat in the house Listen Watch A ttend Engage Transact AT A GLANCE…

Financial Highlights LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $99.6M 2024 - $114M - $120M* At the recent LiveOne stock price of $1.07 per share ($97M Market Capitalization) LiveOne shares trade at: 7X Expected Fiscal Year 2024 Adjusted EBITDA** at the midpoint ($14M) 4 • Reported Q2 FY2024 (ended 9/30/2023) Consolidated Revenue of $28.5M and Adjusted EBITDA** of $2.8M • Reported 1 st six months FY2024 (ended 9/30/2023) Consolidated Revenue of $56.3M and Adjusted EBITDA** of $5M • F ull FY2024 (ending 3/21/2024) Guidance for Consolidated Revenue of $114M - $120M and Adjusted EBITDA** of $12M - $16M • Audio Division (Slacker and PodcastOne) Reported 1 st Six Months FY2024 Revenue of $52.6M and Adjusted EBITDA** of $10.4M • Raised Audio Division Full FY2024 Guidance for Revenue of $105M - $110M and Adjusted EBITDA** of $18.5M - $21M • Record Consolidated Adjusted EBITDA** of $10.9M for Full FY2023 – a $24.4M Improvement – Revenue of $99.6M • Repurchased 3.2 million shares of common stock under its Share Stock Repurchase Program as of September 13, 2023, leaving capacity to repurchase an additional ~ $5M worth of shares • Shares of common stock outstanding as of August 10, 2023 was 90.2 million • Analyst Coverage: ROTH, Ladenburg, and Alliance Global Partners * Based on full - year fiscal 2024 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases

Peer Group Valuations Enterprise Value (EV) Revenue (TTM) EV/Revenue • LiveOne (LVO) $119M $109M 1.09 _________________________________________________________________________ • Sirius Radio (SIRI) $27.4B $9B 3.06 • Spotify (SPOT) $31.2B $12.7B 2.45 • iHeart Radio (IHRT) $6.2B $3.8B 1.62 • Stingray (RAY - A.TO) $779M $330M 2.36 Peer Group Average EV/Revenue: 2.37 All Data pulled from Yahoo Finance on November 13, 2023 5

6 Complementary Portfolio of Subsidiaries and Brands PPV ONE DAYONE Music Publishing Splitmind

7 Source: Houlihan Lokey Fall 2023 Report, MRI - Simmons, IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statist a, Nielsen, Broker research, Grand View Resource, Morder Intelligence LiveOne’s Model Addresses Five Large Market Verticals • Over 660 million paid music subscribers globally in 2023 – estimated to grow to 1.1 billion by 2030 • 177 million listen to podcasts • Podcast ad spend to exceed $2B in 2026 MUSIC PUBLISHING LIVESTREAM & PPV MERCHANDISE MUSIC SUBSCRIPTIONS Over 6.8 billion smartphone users projected globally by this year 1.1 Billion 660 Million 2030 2023 Global video streaming market expected to be $252B by 2029 global while live streaming pay - per - view market is expected to expand at a CAGR of 15% from 2020 to 2027, reaching $2.3 billion by 2027 Global licensed merchandise market expected to reach $500B by 2030 43% of podcast listeners agree that ads on this media make them more likely to purchase products/services advertised PODCASTS Music publishing is valued at $6.4B and is expected to grow at a CAGR of 5.8% to $9.2B in next five years.

~2.4M Paid Members 1 8 6.6B+ Audio Listens since 01/01/20 148 Livestreamed Music Events since 04/01/21 2,900+ Artists Streamed since 01/01/20 220+ Countries and territories by Live Music Streaming 334M+ Livestream views 2,200+ Hours of Live Music since 01/01/20 Platforms TikTok Twitter Instagram Facebook O&O Tesla STIRR YouTube PodcastOne Over 180 exclusive shows with over 2.4+ billion podcast downloads annually across – 350+ hours distributed weekly 1 See the Company’s press release dated November 9, 2023 Freemium Membership Content Paired with Distribution Platform Membership Plans from $0 to $9.99 Per Month 880K+ Free Ad - Supported Members ~3.3M Free and Paid Members 1 (9/30/23)

Growing Library of Franchises 9 Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform

LiveOne’s Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Raised Full - Year Fiscal 2024 Guidance for Slacker’s Revenue to $63 - $66M, with $17 - $19M of Adjusted EBITDA* • As of 9/30/23, Total Members (paid and free ad - supported) have reached ~3.3M, including ~2.4M Paid Members. Paid Members increased 686K, or 38% over the prior year. 1 • Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne’s Slacker which is paid by Tesla. Tesla's annual agreement with Slacker was recently renewed for the 10th consecutive year. • Tesla Paid Members Have Increased 15X Since LiveOne’s Acquisition of Slacker in 2017. 1 • LiveOne Raised guidance to 800K - 825K new paid members this fiscal year at an ARPU of $3+ per month. 1 • Mgmt. currently focused on establishing new B - to - B relationships – in discussions with 27 potential partners in 5 different verticals having memberships of between 10 million and 2.5 billion. • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM. • Estimated music subscription global TAM currently at over 660 million music subscribers - estimated to grow to 1.1 billion by 2030. 2 30M+ Songs in catalogue 500+ Expertly crafted stations, podcasts, concerts, PPV events 6.6B+ Audio Listens since 01/01/20 81B+ Audio listens since inception ~2.4M+ 1 Paid Members (9/30/2023) 85+ Automobiles partnerships for in - built music streaming $ 9 1 See the Company's press release dated November 9, 2023 2 Houlihan Lokey Fall 2023 Report * See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases

11 OVERVIEW PodcastOne (Nasdaq: PODC) is a leading advertiser - supported podcast company offering a 360 - degree solution for both content creators and advertisers. 200+ Advertisers 350+ 600M+ Annual Downloads Episodes Produced Weekly 5.97M+ 34.7+ (IAB) Monthly Downloads Monthly Unique Listeners • 177M people listen to podcasts • Analysts predict podcast ad spending to exceed $2 Billion in 2026 • 67% of podcast audience feel close to the hosts of podcasts • 61% consider podcasts as part of their daily routine INDUSTRY STATS ____________________________________________ • LiveOne owns ~ 80% of PODC’s common stock and will continue to consolidate PODC’s financial results. • PODC reported Q2 FY 2024 Ending 9/30/2023 Revenue of $10.5M and Adjusted EBITDA** of $500K 1 • First Six Months FY24 Revenue of $21.1M and Adjusted EBITDA** of $866K 1 • PODC was 10 th in PODTRAC’s Podcast Industry Top Publishers Rankings for October 2023 . • Currently have over 100 new podcasts in the pipeline and over 10 potential acquisitions. • PODC recently renewed its top tier shows with over one billion downloads, including The Adam Carolla Podcast, The Jordan Harbinger Show, LADYGANG, Off The Vine with Kaitlyn Bristowe , and Court Junkies. • PODC is now featured in over 1 million Tesla cars. • As of 9/8/2023, PODC had ~22.9M common shares outstanding. KEY PodcastOne UPDATES _______________________________________________________________________________________________________ 1 See PodcastOne’s press release dated November 9, 2023 ** See About Non - GAAP Financial Measures in PodcastOne’s SEC filings and press releases #10 Rank on Podtrac’s Top Podcast Publishers

12 TOP SHOWS & ADVERTISERS

PPVOne Business Model 13 • PPVOne’s Business Model Leverages LiveOne’s existing proprietary tech stack and expertise with more than seven years of livestreaming experience and scalable product. • Direct to consumer billing relationship enhances both PPVOne and LiveOne’s flywheels for increased monetization opportunities . Expands far beyond just PPV ticket transactions to include music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e - commerce offerings and virtual tipping . • Leveraging’s LiveOne’s marketing engine with in - app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network. • Leveraging relationships with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne. • Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as artists and talent actively promote PPV events directly to their social media resulting in lower customer acquisition costs. • PPVOne’s execution capabilities are turnkey ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement. 126+ PPV EVENTS* 217K + TICKETS SOLD* PPV EVENTS TO DATE REVENUE SOURCES • PPV Ticket Sales with Revenue Share • Sponsorship and Advertising/Product Placement • VIP Exclusive Upgrade Options • Digital Meet and Greet Opportunities • NFTs and E - Commerce • Artist Merchandise Sales • In - App Purchases *Since inception

14 ▪ Direct - to - consumer eCommerce merchandise platform ▪ Provides additional monetization opportunities for both LiveOne & PodcastOne ▪ Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing reach to develop and distribute celebrity - backed and branded products ▪ LiveOne recently launched its first celebrity - back product, "Birthday Sex" chardonnay, in collaboration with R&B star Jeremih and renowned wine maker Russell Bevan. $11M CPS Fiscal Year 2023 Revenue $400B Expected global licensed merchandise market in 2023

ᴡ ᴡ ᴡ ᴡ ᴡ ✔ ✔ ✔ ✔ ✔ ✔ ✔ ✔ ✔ Ad - supported ᴡ ᴡ ᴡ ✔ ᴡ ✔ ✔ ✔ ✔ ✔ ✔ ✔ ✔ ✔ Subscription ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ ✔ ✔ ✔ ✔ ✔ ✔ ✔ Podcasts ᴡ ᴡ ᴡ ᴡ ᴡ ✔ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Originals ᴡ ᴡ ᴡ ✔ ✔ ✔ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Live video streaming ᴡ ✔ ✔ ᴡ ✔ ✔ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Ticketed show ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Linear / OTT channels ✔ ✔ ᴡ ᴡ ✔ ᴡ ✔ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Live events ✔ ✔ ᴡ ᴡ ✔ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ᴡ ✔ Merchandise Sources: Company filings, Company websites Audio streaming Live music streaming Music events Unrivaled Capabilities Across Audio, Video, and Live Events Audio streaming Video streaming 15

Global Network of Distribution and Channel Partners 16 Desktop Mobile OTT Over 220 countries reached by Live Music Streaming

17 Robert Ellin Chairman & CEO Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital Kit Gray President PodcastOne (Nasdaq: PODC) Founded PodcastOne 10 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022) Brad Konkol Head of Slacker Radio 20+ years experience leading content & tech companies. Joined Slacker in 2015. H as led product and engineering teams at LiveOne through the launch of several applications. Management Team Aaron Sullivan VP, Interim CFO Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls Sue McNamara Chief Revenue Officer PodcastOne (Nasdaq: PODC) 20+ years in Radio & Podcast Sales. Formerly CBS Radio’s Senior Vide President of Advertising Sales John Semmelhack President , CPS 30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago. Josh Hallbauer Head of Music Publishing 10+ years in the music industry working with such stars as Justin Bieber, Selena Gomez, John Legend, DJ Snake and Anitta. Aiden Crotinger Head of Drumify & Splitmind Founded Drumify in 2019 . Curated and placed songs for artist like Drake and Anuel AA.

18 Ramin Arani Independent Director Former lead manager of Fidelity’s Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network Patrick Wachsberger Independent Director Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films Steven Bornstein Former CEO of ESPN and NFL Network Jason Flom CEO of Lava Records Distinguished & Experienced Board of Directors Strong Suite of Formal Advisors Kenneth Solomon Independent Director Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV Craig Foster Independent Director Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc. Chris McGurk Former CEO of MGM and Universal Pictures Roger Werner Former CEO and President of ESPN and Speedvision Jay Krigsman Independent Director Executive Vice President and Asset Manager of The Krausz Companies Bridget Baker Independent Director Former President of Content and TV Network Distribution of Comcast and NBCUniversal Jules Haimovitz Former President of Viacom and founder of Showtime Distinguished Board of Directors and Advisors with Industry Experience Kris Wright Independent Director Vice President, Jordan Footwear, Product & Merchandising at Nike

Investment Highlights Multiple membership records as total members grew to ~3.3M with ~2.4M paid members at 9/30/23. Paid Members increased 686K, or 38% Year - Over - Year** Tesla is Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 19 3 5 7 24.5% Institutional Ownership at 6/29/2023, with Fidelity owning 6.9 million shares. -- In addition, insiders own 20% of all shares. Reported Q2 Fiscal Year 2024 (ended 9/30/2023) Consolidated Revenue of $28.5M and Adjusted EBITDA* of $2.8M 1 2 8 LiveOne Increased its Share Buyback to $8.5M, Having Repurchased 3.2M Shares, Leaving ~$5M Capacity to Repurchase an Additional Shares 4 Full - Year Fiscal 2024 (ending 3/21/2024) Guidance for Consolidated Revenue of $114 - $120M and Adjusted EBITDA* of $12M - $16M 6 LiveOne Posted Record Consolidated Adjusted EBITDA* of $10.9M for Full - Year Fiscal 2023 (ended 3/31/2023) – a $24.4M Improvement * See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases **See the Company’s press release dated November 7, 2023 regarding Paid Members Completed Spinout of PodcastOne (Nasdaq: PODC) as a Separate Public Company with Special Dividend of PodcastOne Shares to LiveOne Shareholders

NASDAQ: LVO | IR@LIVEONE.COM